Summary Prospectus    January 28, 2015

As Amended July 9, 2015

JOHCM Emerging Markets Small Mid Cap Equity Fund

Class	/ Ticker	Institutional Shares	JOMMX	Class I Shares	JOMIX	Class II Shares	(Not Currently Offered)	Class III Shares	(Not Currently Offered)

Before you invest, you may want to review the fund’s Prospectus, which contains information about the fund and its risks. The fund’s Prospectus and Statement of Additional Information, both dated January 28, 2015, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund’s Prospectus and other information about the fund, go to http://www.johcm.com/Funds/fundsreporting/91, call 866-260-9549 (toll free) or 312-557-5913, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

Investment Objective

The investment objective of the JOHCM Emerging Markets Small Mid Cap Equity Fund (the “Fund”) is to seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)
	Institutional Shares	Class I Shares	Class II Shares	Class III Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
	Institutional Shares		Class I Shares		Class II Shares		Class III Shares
Management Fee	1.30%		1.30%		1.30%		1.30%
Distribution (Rule 12b-1) fees	None		None		None		0.50%
Other Expenses
Shareholder Servicing Fee	None		0.10%		0.25%		0.00%
Administration, Accounting, Custody and Other Fees	1.86%		1.86%		1.86%		1.86%
Total Other Expenses[1]	1.86%		1.96%		2.11%		1.86%
Total Annual Fund Operating Expenses	3.16%		3.26%		3.41%		3.66%
Fee Waivers and Reimbursements[2]	(1.62%	)	(1.62%	)	(1.62%	)	(1.62%	)
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	1.54%		1.64%		1.79%		2.04%

[1]	“Total Other Expenses” are estimated amounts for the current fiscal year.
[2]	J O Hambro Capital Management Limited (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, expenses associated with investments in underlying investment companies, brokerage commissions, interest, dividend expense on short positions, litigation and indemnification expenses) exceed 1.54%, 1.64%, 1.79% and 2.04% for Institutional Shares, Class I Shares, Class II and Class III Shares, respectively, until January 28, 2016. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the fiscal year in which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, expenses associated with investments in underlying investment companies, brokerage commissions, interest, dividend expense on short positions, litigation and indemnification expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Investment Management Agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years
Institutional Shares	$157	$823
Class I Shares	$167	$852
Class II Shares	$182	$897
Class III Shares	$207	$971

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Summary Prospectus	January 28, 2015, as amended July 9, 2015	JOHCM Funds

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Principal Investment Strategy

The Fund invests, under normal market conditions, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in equity securities issued by small and medium capitalization companies that are listed in, or whose principal business activities are located in, emerging markets, including frontier markets. Shareholders will be given 60 days’ advance notice of any change to this policy. Equity securities include common and preferred stocks, rights and warrants. The Fund may invest in securities convertible into such securities (including Depositary Receipts), and investment companies that invest in the types of securities in which the Fund would normally invest. Emerging market countries are those countries included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index, countries with low to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and other countries with similar emerging market characteristics. Frontier markets are generally smaller, less liquid and less developed than emerging markets.

Small and mid-capitalization companies in emerging market countries are generally defined as companies with market capitalizations at the time of purchase below US$5 billion or in the range of those market capitalizations of companies included in the MSCI Emerging Markets Small Cap NR Index at the time of purchase. The MSCI Emerging Markets Small Cap NR Index is reconstituted semi-annually each May and November. The capitalization range of the MSCI Emerging Markets Small Cap NR Index is between $41 million and $2.3 billion as of July 29, 2014. The size of the companies included in the Index will change with market conditions. If the Fund continues to hold securities of small and mid-capitalization companies whose market capitalization, subsequent to purchase, grows to exceed US$5 billion, it may continue to treat them as small or mid-capitalization companies for the purposes of the 80% requirement.

The Fund also may invest, under normal market conditions, up to 20% of its assets in securities of small developed markets companies that derive, or are expected to derive, a significant portion of their revenues from their operations in emerging or frontier markets.

Principal Investment Risks

All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the main risks of investing in the Fund.

Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods. Price volatility is the principal risk of investing in the Fund. Investments in small capitalization or in mid-capitalization companies may be more volatile than investments in larger companies.

Small-Cap and Mid-Cap Company Risk.  The small and mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small capitalization companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups. Therefore, small and mid-capitalization stocks may be more volatile than those of larger companies.

Foreign, Emerging Markets and Frontier Risk.  Investing in non-U.S. markets securities poses additional market risks because political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. Some emerging market countries may experience low or slowing growth rates, high inflation, unstable financial institutions, governmental controls and investment restrictions. These risks are magnified in frontier countries, which generally have smaller economies or less developed capital markets than traditional emerging market countries.

Convertible Securities Risk.  The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Investment Company Risk.  Shareholders in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the fund invests in addition to the fund’s direct fees and expenses. Investments in other funds also may increase the amount of taxes payable by investors in the Fund.

Currency Risk.  Investments in foreign countries are also subject to currency risk. As the Fund’s investments in foreign securities are generally denominated in foreign currencies, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain such currencies. Certain developing countries face serious exchange constraints.

Geographic Concentration Risk.  The risk that events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments will cause the value of the Fund’s shares to decrease, perhaps significantly. To the extent the Fund concentrates its assets in a particular country or region, the Fund is more vulnerable to financial, economic or other political developments in that country or region as compared to a fund that does not concentrate holdings in a particular country or region.

Management Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that individual securities will perform as anticipated.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on emerging market stocks.

Performance Information

Because the Fund does not have returns for a full calendar year, no investment return information is presented for the Fund at this time. In the future, investment return information will be presented in this section of the prospectus. The information will give some indication of the risks of investing in the Fund by comparing the Fund’s investment returns with a broad measure of market performance. The Fund intends to compare its performance to the MSCI Emerging Markets Small Cap NR Index. Also, shareholder reports containing financial and investment return information will be provided to shareholders semi-annually. Updated performance information is available at no cost by calling 866-260-9549 (toll free) or 312-557-5913.

Summary Prospectus	January 28, 2015, as amended July 9, 2015	JOHCM Funds

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Portfolio Management

Investment Adviser

The Fund’s adviser is J O Hambro Capital Management Limited.

Portfolio Managers

Emery Brewer

Senior Fund Manager

Length of Service: Since 2014

Dr. Ivo Kovachev

Senior Fund Manager

Length of Service: Since 2014

Stephen Lew

Fund Manager

Length of Service: Since 2014

Buying and Selling Fund Shares

Minimum Initial Investment

Institutional $1,000,000

Class I no minimum

Class II no minimum

Class III no minimum

There is no minimum for additional investments

To Buy or Sell Shares:

JOHCM Funds

c/o The Northern Trust Company

P.O. Box 4766

Chicago, IL 60680-4766

Telephone: 866-260-9549 (toll free)
or 312-557-5913

You can buy or sell shares of the Fund on any business day that the Fund is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire.

Dividends, Capital Gains and Taxes

The Fund intends to make distributions that are generally taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Summary Prospectus	January 28, 2015, as amended July 9, 2015	JOHCM Funds

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